                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER     YEAR: 2002

                                          3/31/02       4/30/02         5/31/02      6/30/02     7/31/02       8/31/02    9/30/02
               MONTH                      Revised       Revised
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 1,087,139  $  1,076,963   $  1,059,266  $  617,525   $  938,666  $  840,227  $   727,811
INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $   786,914  $    765,999   $    750,049  $  326,174   $  610,556  $  526,004  $   433,150
NET INCOME (LOSS) (MOR-6)                $   140,569  $    101,602   $    103,679  $ (338,175)  $  (35,773) $ (120,330) $(5,663,630)
PAYMENTS TO INSIDERS (MOR-9)             $        --  $         --   $         --  $       --   $       --  $       --  $        --
PAYMENTS TO PROFESSIONALS (MOR-9)        $        --  $         --   $         --  $       --   $       --  $       --  $        --
TOTAL DISBURSEMENTS (MOR-7)(1)           $   298,056  $  1,479,491   $  1,387,906  $  186,246   $1,019,169  $1,293,634  $   191,230
(1) Excludes intercompany transfers
  as follows:                            $   981,639  $    647,602   $         --  $1,102,126   $  746,935  $  558,861  $ 1,039,861

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        10/18/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. & NY M&G                               throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       et. al.                                    Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,560
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $  10,216              $       -                 $     145
        Trade accounts receivable, net              -                   68,639                     57                     2,656
        Other Receivables                           -                      515                      -                     2,287
        Due from affiliates                     1,375                   27,999                 13,760                         -
        Inventories                                 -                   33,021                      -                     8,231
        Prepaid expenses                           33                    3,678                      -                       142
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  144,068                 13,817                    13,461

Property, plant and equipment, net                  -                  114,732                  2,580                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,379                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,031                      -                     1,136
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 220                  186,317                  1,136                     6,407
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   52,047                      -                    13,071
        Secured - Other                                                    450
        Unsecured debt                        186,538                  256,893                  1,110                    68,204
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,089)                 (55,847)                 4,196                   (16,020)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,721)                (518,178)                19,530                  (146,075)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,721)                (520,715)                19,530                  (146,075)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      47           $       -           $       -
        Trade accounts receivable, net             -                      2,448                 878               5,191
        Other Receivables                          -                          -                   -                   -
        Due from affiliates                    2,761                     60,549                 614              69,559
        Inventories                                -                          -                 157               1,535
        Prepaid expenses                           -                          -                   -                  10
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,761                     63,044               1,649              76,295

Property, plant and equipment, net                 -                          -                   -              40,921
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,298                   -
Other assets                                       -                      1,257                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,761                  $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 95                     24,920                 623               3,256
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          835                     15,339                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139             121,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,298
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,440)                    (5,038)               (958)            (10,138)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,661)                   (12,236)              2,185              (7,322)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,661)                   (12,236)              2,185              (7,322)

TOTAL LIABILITIES AND EQUITY                $ (2,761)                 $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $  10,409
        Trade accounts receivable, net              -                 79,869
        Other Receivables                           -                  2,802
        Due from affiliates                  (117,467)                59,150
        Inventories                               (13)                42,931
        Prepaid expenses                            -                  3,863
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (117,480)               199,024

Property, plant and equipment, net                  -                158,233
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,879
Investments in Subs                          (440,452)               (13,548)
Other assets                                       (1)                36,288
                                            --------------------------------

TOTAL ASSETS                                $(557,933)             $ 386,876
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,032)               173,942
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (13,906)                67,386
        Secured - Other                                                  450
        Unsecured debt                       (193,048)               706,895
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,053)              (546,081)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (88,334)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,054)              (881,532)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,054)              (884,069)

TOTAL LIABILITIES AND EQUITY                $(557,933)            $  386,876
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                       -------------------------------------------------------------------------------------------
                                              Mar-2002     Apr-2002     May-2002     Jun-2002      Jul-2002    Aug-2002   Sep-2002
                                       -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                       $     326    $     305   $      596   $      218    $      272   $     369   $    468
ROYALTY AND REVENUE PAYABLE                                                   --           --            --
NOTES PAYABLE - INSURANCE                       19,409       19,409       19,409       19,409        19,409      19,409     19,409
TAX PAYABLE:                                                                  --           --            --
    Federal Payroll Taxes                                                     --           --            --
    State Payroll & Sales                                                     --           --            --
    Ad Valorem Taxes                                                          --           --            --
    Other Taxes                              $      12           24           18            8            14          13          7
TOTAL TAXES PAYABLE                                 12    $      24   $       18   $        8     $      14   $      13          7
SECURED DEBT POST-PETITION                                                    --           --            --
ACCRUED INTEREST PAYABLE                                                      --           --            --
*ACCRUED PROFESSIONAL FEES:                                                   --           --            --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs             170           50           70           90           110          15
  2.  Lease Operating Expenses/Capital                                        --           --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)      $  19,917    $  19,787   $   20,093   $   19,725     $  19,804   $  19,806   $ 19,884
==================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     SEPTEMBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 64,783    $ 64,783     $     --   $     --   $     --   $     --

        31-60           487         487           --         --         --         --

        61-90           714         714           --         --         --         --

        91 +         29,345      29,345           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 95,329    $ 95,329     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,522,545    $          170,870    $        1,320,224
TOTAL COST OF REVENUES                                         --            28,245,942               170,870            (1,018,360)
GROSS PROFIT                                   $               --    $       14,276,603    $               --    $        2,338,584
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              931    $       (1,344,003)   $               --    $          182,602
  Insiders Compensation                                        --               131,592                    --                    --
  Professional Fees                                            --               974,971                    --                    --
  Other (Earnings in Joint Venture)                            --               972,291               (28,620)                   --

TOTAL OPERATING EXPENSE                        $              931    $          734,851    $          (28,620)   $          182,602
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (931)   $       13,541,752    $          (28,620)   $        2,155,982
INTEREST EXPENSE (includes amort of debt fees)                 --             5,274,570                    --             1,549,137
DEPRECIATION                                                   --             1,859,825                    --             3,100,692
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        7,134,395    $               --    $        5,993,133
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (931)   $        6,407,357    $          (28,620)   $       (3,837,151)
INCOME TAXES                                                   --               (21,099)                8,816                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (931)   $        6,428,456    $          (37,436)   $       (3,837,151)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $         (789,313)   $          727,811   $          376,564
TOTAL COST OF REVENUES                                          --               (80,674)             549,929
GROSS PROFIT                                    $         (789,313)   $          808,485   $         (173,365)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            8,910    $          375,335   $          (53,786)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            8,910    $          375,335   $          (53,786)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (798,223)   $          433,150   $         (119,579)
INTEREST EXPENSE (includes amort of debt fees)              97,337             1,275,449                   --
DEPRECIATION                                             2,501,170               411,048                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $        2,598,507    $        1,686,497   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $       (3,396,730)   $       (1,253,347)  $         (119,579)
INCOME TAXES                                              (282,871)            4,410,283                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $       (3,113,859)   $       (5,663,630)  $         (119,579)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,990,326   $      (1,174,862)    $      46,144,165
TOTAL COST OF REVENUES                                       2,175,239          (1,203,604)           28,839,342
GROSS PROFIT                                        $          815,087   $          28,742     $      17,304,823
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           67,623   $              --              (762,388)
  Insiders Compensation                                             --                  --               131,592
  Professional Fees                                                 --                  --               974,971
  Other (Earnings in Joint Venture)                                 --                  --             1,000,911

TOTAL OPERATING EXPENSE                             $           67,623   $              --     $       1,345,086
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          747,464   $          28,742            15,959,737
INTEREST EXPENSE (includes amort of debt fees)                 540,833                  --             8,737,326
DEPRECIATION                                                   327,315                  --             8,200,050
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                       $          868,148   $              --     $      18,280,680
=================================================================================================================
NET INCOME BEFORE TAXES                             $         (120,684)  $          28,742     $      (2,320,943)
INCOME TAXES                                                        --                  --             4,115,129
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $         (120,684)  $          28,742     $      (6,436,072)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                       Mar-02
-----------------------------------------------     -----------
1.  CASH-BEGINNING OF MONTH                         $  (13,573)
RECEIPTS:
2.  CASH SALES                                      $
3.  COLLECTION OF ACCOUNTS RECEIVABLE                  242,792
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                              1,063,679
TOTAL RECEIPTS                                      $1,306,464
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A

DISBURSEMENTS:
7.  NET PAYROLL                                     $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                       13,458
10. SECURED/RENTAL/LEASES
11. UTILITIES
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING                           137,451
18. OTHER (attach list)                              1,128,786

TOTAL DISBURSEMENTS FROM OPERATIONS                 $1,279,695
19. PROFESSIONAL FEES                               $       --
20. U.S. TRUSTEE FEES                                       --
21. OTHER REORGANIZATION EXPENSES (attach list)             --
TOTAL DISBURSEMENTS                                 $1,279,695
22. NET CASH FLOW                                   $   26,769
23. CASH - END OF MONTH (MOR-2)                     $   13,196


   CASH RECEIPTS AND                                                                                                     FILING TO
   DISBURSEMENTS                            Apr-02      May-02       Jun-02        Jul-02        Aug-02      Sep-02        DATE
---------------------------------------  ----------   ----------   ----------    ----------    ----------  ----------   -----------
1.  CASH-BEGINNING OF MONTH              $   13,196   $  164,030   $   58,277    $  148,432    $  170,312  $  (76,521)  $   271,082
RECEIPTS:
2.  CASH SALES                           $       --   $       --   $       --                              $            $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE     1,531,316    1,188,084      139,297    $1,156,999     1,030,756     290,454    15,644,979
4.  LOANS & ADVANCES (attach list)                                                                                               --
5.  SALE OF ASSETS                                                                                                               --
6.  OTHER (attach list)                     746,611       94,069    1,239,230       630,984       574,906   1,064,523    30,364,527
TOTAL RECEIPTS                           $2,277,927   $1,282,153   $1,378,527    $1,787,983    $1,605,662  $1,354,977   $46,009,506
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                   N/A          N/A          N/A                                                  N/A

DISBURSEMENTS:
7.  NET PAYROLL                          $       --   $       --   $       --    $                                      $        --
8.  PAYROLL TAXES PAID                                                                                                           --
9.  SALES, USE & OTHER TAXES PAID            12,292       23,843       17,807         8,165        14,277                   275,059
10. SECURED/RENTAL/LEASES                                                  --                          --                        --
11. UTILITIES                                                                                          --                        --
12. INSURANCE                                                                                          --                        --
13. INVENTORY PURCHASES                                                                                --                        --
14. VEHICLE EXPENSES                                                                                   --                        --
15. TRAVEL & ENTERTAINMENT                                                                             --                        --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                    --                        --
17. ADMINISTRATIVE & SELLING                177,328                   151,494        22,860       136,439       4,203     1,139,090
18. OTHER (attach list)                   1,937,473    1,364,063    1,119,071     1,735,079     1,701,779   1,226,888    44,819,075

TOTAL DISBURSEMENTS FROM OPERATIONS      $2,127,093   $1,387,906   $1,288,372    $1,766,104    $1,852,495  $1,231,091   $46,233,224
19. PROFESSIONAL FEES                    $       --   $       --   $       --                                           $        --
20. U.S. TRUSTEE FEES                            --           --           --                                                    --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                    --           --           --                                                    --
TOTAL DISBURSEMENTS                      $2,127,093   $1,387,906   $1,288,372    $1,766,104    $1,852,495  $1,231,091   $46,233,224
22. NET CASH FLOW                        $  150,833   $ (105,753)  $   90,155    $   21,880    $ (246,833) $  123,886   $  (223,717)
23. CASH - END OF MONTH (MOR-2)          $  164,030   $   58,277   $  148,432    $  170,312    $  (76,521) $   47,365   $    47,365


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                               Mar-02          Apr-02
----------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                      $         33     $         9
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Advance from Parent company - Sterling Chemicals                                           99,000
       Loan Advance from a subsidiary - Sterling NRO                                                  --
       Return of investment from SPCUS                                                            88,741
       Rec'd in error, to be returned in Sep 01 SPC Ltd
       cash receipts re Inter company AR                                       1,063,639         558,861
       rec'd in error and to be returned in Nov 01.

   TOTAL OTHER RECEIPTS                                                     $  1,063,672     $   746,611
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                            949,787         351,178
       cash disbursements re Inter company AP                                     31,852         296,424
       CIT revolver cash sweep                                                   147,147       1,289,871
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                                $  1,128,786     $ 1,937,473

   OTHER CASH RECEIPTS AND                                                                                                 FILING TO
   DISBURSEMENTS:                                          May-02      Jun-02        Jul-02        Aug-02     Sep-02            DATE
------------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                  $        8           57           49          44            84   $     1,814
       401(k) Plan Refund                                                                             --                          --
       Cobra Insurance Payment                                                                        --                          --
       Miscellaneous                                         2,061           48                    1,001                       7,032
       Advance from Parent company - Sterling Chemicals     92,000      137,000       10,000      15,000       127,000       585,000
       Loan Advance from a subsidiary - Sterling NRO                                                  --                  19,409,155
       Return of investment from SPCUS                                                                --                   1,659,140
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                               --           578           578
       cash receipts re Inter company AR                              1,102,125      620,935     558,861       936,861     8,467,150
       rec'd in error and to be returned in Nov 01.                                                   --                     234,658

   TOTAL OTHER RECEIPTS                                 $   94,069   $1,239,230   $  630,984     574,906   $ 1,064,523   $30,364,527
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                               --                          --
       Capital Expenditures                                                                           --                          --
       Interest Payment                                                                               --                          --
       Pre-petition checks voided in current period                                                   --                          --
       Advance to Parent company - Sterling Chemicals                   604,865      515,042     305,766       481,000    28,519,955
       cash disbursements re Inter company AP                           497,261      231,893     253,095       558,861     3,656,169
       CIT revolver cash sweep                           1,364,063       16,945      988,144   1,142,918       187,027    12,209,708
       Capital contribution to SPCUS                                                                                         433,243
   TOTAL OTHER DISBURSEMENTS                            $1,364,063   $1,119,071   $1,735,079  $1,701,799   $ 1,226,888   $44,819,075


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                            MONTH OF SEPTEMBER 2002

                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                          999               101          (126,877)           49,257           (76,520)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE            175,588            11,439           103,427                --           290,454

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                              578                --         1,063,861                84         1,064,523
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   176,166            11,439         1,167,288                84         1,354,977
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                                                             --

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                                             4,203             4,203

  18. OTHER (attach list)                          175,588            11,439         1,039,861                --         1,226,888
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              175,588            11,439         1,039,861             4,203         1,231,091
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                              175,588            11,439         1,039,861             4,203         1,231,091
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                    578                --           127,427            (4,119)          123,886

  23. CASH - END OF MONTH (MOR-2)                    1,577               101               550            45,138            47,366

MOR-7

                    *  Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                            MONTH OF SEPTEMBER 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $        --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                    127,000
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.                     578
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                   936,861
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $        578      $        --         $1,063,861
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                                --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                      481,000
       cash disbursements re Inter company AP                                                              558,861
       CIT revolver cash sweep                                         175,588           11,439
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $    175,588      $    11,439         $1,039,861


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $        84                         $        84
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                   127,000
       Miscellaneous                                                                                           --
       Transfer Between Accounts                                                                               --
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                        578
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                  936,861
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $       84                         $ 1,064,523
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                             481,000
       cash disbursements re Inter company AP                              --                             558,861
       CIT revolver cash sweep                                                                            187,027
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $ 1,226,888




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF SEPTEMBER 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $      1,578   $        100     $        551    $      2,229   $  45,138   $     47,367
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                                                                --
ADJUSTED BANK BALANCE        $      1,578   $        100     $        551    $      2,229   $  45,138   $     47,367
BEGINNING CASH - PER BOOKS   $      1,000   $        100     $   (126,877)   $   (125,777)  $  49,256   $    (76,521)
RECEIPTS                          176,166         11,439        1,167,288       1,354,893          84      1,354,978
TRANSFERS BETWEEN ACCOUNTS                                             --              --          --             --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS       (175,588)       (11,439)      (1,039,860)     (1,226,887)     (4,203)  $ (1,231,090)
ENDING CASH - PER BOOKS      $      1,578    $       100     $        551    $      2,229   $  45,138   $     47,367

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     Mar-2002     Apr-2002     May-2002     Jun-2002    Jul-2002     Aug-2002    Sep-2002     FILING TO
        /COMP TYPE (2)                                                                                                    DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                              $      --  $      --    $      --    $      --    $      --    $      --   $      --   $   --
2.                                     --         --           --           --           --           --          --       --
3.                                     --         --           --           --           --           --          --       --
4.                                     --         --           --           --           --           --          --       --
5.                                     --         --           --           --           --           --          --       --
6.                                     --         --           --           --           --           --          --       --
7.                                     --         --           --           --           --           --          --       --
8.                                     --         --           --           --           --           --          --       --
9.                                     --         --           --           --           --           --          --       --
TOTAL INSIDERS (MOR-1)          $      --  $      --    $      --    $      --    $      --    $      --   $      --   $   --

      PROFESSIONALS              Mar-2002     Apr-2002    May-2002    Jun-2002     Jul-2002     Aug-2002   Sep-2002     FILING TO
     NAME/ORDER DATE                                                                                                      DATE
---------------------------------------------------------------------------------------------------------------------------------
1.                              $      --   $    --     $      --    $      --    $      --   $      --   $      --    $    --
2.                                     --        --            --           --           --          --          --         --
3.                                     --        --            --           --           --          --          --         --
4.                                     --        --            --           --           --          --          --         --
5.                                     --        --            --           --           --          --          --         --
6.                                     --        --            --           --           --          --          --         --
TOTAL PROFESSIONALS (MOR-1)     $      --   $    --     $      --    $      --    $      --   $      --   $      --    $    --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9